(As filed copy)

(Translation)

SECURITIES REGISTRATION STATEMENT
(for NAV Sale)

ANNUAL SECURITIES REPORT

(the Ninth Term)
From:  December 1, 2002
To:  November 30, 2003

PUTNAM HIGH YIELD ADVANTAGE FUND

Form 4-2

SECURITIES REGISTRATION STATEMENT
(for NAV Sale)

PUTNAM HIGH YIELD ADVANTAGE FUND


SECURITIES REGISTRATION STATEMENT

To:  Director-General of Kanto Local Finance Bureau

                                       Filing Date:  May 7, 2004

Name of the Registrant Fund:           PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of             Charles E. Porter
Representative of Trust:               Executive Vice President; Treasurer
                                       and Principal Executive Officer

Address of Principal Office:           One Post Office Square
                                       Boston, Massachusetts 02109
                                       U. S. A.

Name and Title of Attorney-in-Fact:    Akihiro Wani
                                       Attorney-at-Law
                                       Signature [Akihiro Wani]
                                       ------------------------
                                               (Seal)

Address or Location of                 Akasaka 2.14 Plaza Building
Attorney-in-Fact:                      14-32, Akasaka 2-chome
                                       Minato-ku, Tokyo

Name of Liaison Contact:               Akihiro Wani
                                       Attorneys-at-Law

Place of Liaison Contact:              Mitsui, Yasuda, Wani & Maeda
                                       Akasaka 2.14 Plaza Building
                                       14-32, Akasaka 2-chome
                                       Minato-ku, Tokyo

Phone Number:                          03-3224-0020

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or
Sale of Foreign Investment Fund Securities:

PUTNAM HIGH YIELD ADVANTAGE FUND

Type and Aggregate Amount of Foreign Investment
Fund Securities to be Publicly Offered or Sold:

Up to 300 million Class M Shares

Up to the total amount obtained by aggregating the respective net asset value per Class M Share in respect of 300 million Class M Shares
(The maximum amount expected to be sold is 1,806 million U.S. dollars ([YEN]197,974 million)).

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$1.00=[YEN]109.62 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 27, 2004.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of the end of February, 2004 (U.S.$6.02) by 300 million Class M Shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

Total number of sheets of this Securities Registration Statement in Japanese is 6 including front and back pages.)

CONTENTS

PART I. INFORMATION CONCERNING SECURITIES................................... 1

PART II. INFORMATION CONCERNING THE FUND.................................... 7

I. DESCRIPTION OF THE FUND.................................................. 7

II. FINANCIAL CONDITIONS OF THE FUND........................................ 8

III. MISCELLANEOUS.......................................................... 8

IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS
    BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES....................... 12

PART III. SPECIAL INFORMATION.............................................. 13

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY............................ 13

II. OUTLINE OF OTHER RELATED COMPANIES..................................... 13

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS............................ 13

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES............................. 13

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:              PUTNAM HIGH YIELD ADVANTAGE FUND
                              (hereinafter referred to as the "Fund")

2. TYPE, ETC. OF FOREIGN      Four classes of shares (Class A shares,
   INVESTMENT FUND            Class B shares, Class M shares and Class Y
   SECURITIES:                shares).  Registered shares without par value.
                              In Japan, only Class M shares (hereinafter referred to as the "Shares") are publicly offered. No rating has been acquired. The fund assets may be increased by additional subscription.

3. NUMBER OF SHARES TO        Up to 300 million Shares
   BE OFFERED FOR SALE
   (IN JAPAN)

4. TOTAL AMOUNT OF            Up to the total amount obtained by aggregating
   OFFERING PRICE:            the respective net asset value per Share in
                              respect of 300 million Shares (The maximum amount expected to be sold is 1,806 million
                              U.S. dollars ([YEN]197,974 million).

Note 1: The maximum amount expected to be sold is an amount calculated, for convenience, by multiplying the net asset value per Share as of February 29, 2004 ($6.02) by the number of Shares to be offered (300 million).

Note 2: Dollar amount is translated, for convenience, at the rate of $1.00= [YEN]109.62 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 27, 2004). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:                        The Net Asset Value per Share next
                                       calculated on a Fund Business Day
                                       after the application for purchase
                                       is received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

6. SALES CHARGE:                       Sales charge (in Japan) is 3.4125%
                                       (3.25% before consumption tax) of
                                       the Subscription Amount.

7. MINIMUM AMOUNT OR                   Shares may be purchased in a minimum
   NUMBER OF SHARES FOR                amount of 100 shares and in integral
   SUBSCRIPTION:                       multiples of 10 shares.

8. PERIOD FOR                          From:  May 8, 2004 (Saturday)
   SUBSCRIPTION:                       To:  May 6, 2005 (Friday)

                                       Provided that the subscription is
                                       handled only on a Fund Business Day
                                       and a business day when securities
                                       companies are open for business in
                                       Japan.

9. SALES FOR SUBSCRIPTION:             Mitsubishi Securities Co., Ltd.
                                       (hereinafter referred to as
                                       "Mitsubishi" or the "Distributor")
                                       4-1, Marunouchi 2-chome, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

10. DATE AND PLACE OF PAYMENT:         Investors shall pay the Issue Price and
                                       Sales Charge to Mitsubishi within 4
                                       business days in Japan from the day when
                                       Mitsubishi confirms the execution of the order (the "Trade Day") (see page 28 of the following securities report). The total issue price will be transferred by Mitsubishi to the account of the Fund at Putnam Fiduciary Trust Company, the transfer agent, within 4 Fund Business
                                       Days (hereinafter referred to as
                                       "Payment Date") from (and including)
                                       the Application Day.

11. OUTLINE OF UNDERWRITING, ETC.:

(1) Mitsubishi (formerly, Kokusai Securities Co., Ltd.) has entered into an agreement dated 10th September, 1996 with Putnam Retail Management, Limited Partnership in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.

(2) During the offering period, Mitsubishi will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other distributor or Sales Handling Companies (together with Mitsubishi, hereinafter referred to as the "Sales
Handling Companies") to the Fund.

Note: The "Sales Handling Company" shall mean an intermediary securities company or intermediary registered financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investor's applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors' subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.

(3) The Fund has appointed Mitsubishi as the Agent Company in Japan.

Note: "The Agent Company" shall mean an agent company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and distributor or Sales Handling Companies rendering such other services.

12. MATTERS REGARDING TRANSFER INSTITUTION

Not applicable.

13. MISCELLANEOUS:

(1) Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Handling Securities Company concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the "Account Agreement") and investors shall submit to the Distributor or Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The subscription amount shall be paid in yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Mitsubishi on the Payment Date.

(2) Performance Information:

The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a Fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES

1994                          -5.36%
1995                          18.59%
1996                          10.26%
1997                          13.11%
1998                          -9.78%
1999                           5.69%
2000                          -9.12%
2001                           3.05%
2002                          -0.80%
2003                          26.86%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 9.98% (quarter ending 6/30/03) and the lowest return for a quarter was -12.04% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/2003)
-------------------------------------------------------------------------------
                                     Past 1 year   Past 5 years   Past 10 years
-------------------------------------------------------------------------------
Class M                                22.82%         3.81%           4.29%
-------------------------------------------------------------------------------
JP Morgan Chase Global High
Yield Index                            27.51%         5.99%           7.27%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. For periods before the inception of class M shares (12/1/94) performance shown for this class in the table is based on the performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by class M shares. The Fund's performance is compared to the JP Morgan Chase Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

(3) Fees and Expenses:

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from investors' investment)
-------------------------------------------------------------------------------
                                                   Class M Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases
(as a percentage of the offering price)            3.25%/3.4125%*
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption proceeds,
whichever is lower)                                    NONE**
-------------------------------------------------------------------------------
Maximum Redemption Fee (as a percentage
of total redemption proceeds)                          2.00%***
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Annual Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                             Total Annual Fund
               Management    Distribution       Other           Operating
                  Fees       (12b-1) Fees      Expenses          Expenses
-------------------------------------------------------------------------------
Class M          0.62%         0.50%            0.16%             1.28%
-------------------------------------------------------------------------------

  * A 3.4125% (3.25% before consumption tax) sales charge shall be applicable in Japan.

 ** A deferred sales charge of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

*** For shares purchased before April 19, 2004, a 1.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. For shares purchased on or after April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase, and a 1.00% redemption fee may apply to any shares that are redeemed within 6 to 90 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)

(4) Example:

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all the investors' shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                  1 year        3 years         5 years         10 years
-------------------------------------------------------------------------------
Class M            $451          $718           $1,004           $1,820
-------------------------------------------------------------------------------

(5) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in "I. DESCRIPTION OF THE FUND" of the Securities Report set forth below (The Securities Report mentioned below (Japanese version), from page 1 to page 34). Provided, however, that the description in "(5) Tax Treatment of Shareholders in Japan" shall be as follows:

(5) Tax Treatment of Shareholders in Japan:

The Fund intends to qualify as a "foreign bond investment trust to be publicly offered" under Japanese law and on that basis the tax treatment of Shareholders in Japan would be as follows:

A. The distributions to be made by the Fund will be treated as distributions made by a domestic bond investment trust making public offering of investment fund securities.

i) The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.

ii) The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

iii) Net investment returns such as interest, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be paid in Japan. When the recently signed U.S.-Japanese tax treaty enters into force (after the treaty is ratified) and becomes applicable, such distributions will be subject to withholding of U.S. federal income tax at the rate of 10%.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

iv) The Japanese withholding tax imposed on distributions as referred to in
i) and ii) above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

B. The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

C. Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic bond investment trust making public offering of investment fund securities.

(Note) The above description may be changed due to tax reform, etc.

II. FINANCIAL CONDITIONS OF THE FUND

The description in this item is the same as the description in "II. FINANCIAL CONDITIONS OF THE FUND" of the Securities Report set forth below (The Securities Report, from page 35 to page 195).

III. MISCELLANEOUS

1. The following documents concerning the Fund have been filed with the Director-General of Kanto Local Finance Bureau:

May 7, 2003                   Securities Registration Statement/
                              Securities Report (the 8th term)

August 29, 2003               Semi-annual Report (during the 9th term)/
                              Amendment to Securities Registration Statement

December 19, 2003             Amendment to Securities Registration Statement

January 23, 2004              Amendment to Securities Registration Statement

2.(1) The following will appear between the cover page and the signature page of the Japanese Prospectus.

Summary of the Prospectus

This material is a summary of "Information concerning Securities" and "Information concerning the Fund" of the Prospectus. This summary is a part of the Prospectus only and for the detailed information of each item, relevant pages in the text should be referred.

Name of Fund:                 Putnam High Yield Advantage Fund

Form of Fund:                 1. Registered in Massachusetts, U. S. A.
                              2. An open-end management investment company
                              3. Denominated in U.S. dollars

Goal of the Fund:             The Fund seeks high current income.  Capital
                              growth is a secondary goal when consistent with achieving high current income.

Investments:                  The Fund invests mainly in lower-rated bonds.

Risk Factors:                 Interest Rate Risk:

                              The values of bonds and other debt incorporated in the Fund usually rise and fall in response to changes in interest rates. This could affect the Net Asset Value per Share, which may produce a risk of loss of principal.

                              Credit Risk:

                              The issuer of the Fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal and thus default, which may produce a risk of loss of principal.

                              Foreign Exchange Risk:

                              The Net Asset Value of the Fund is denominated in U.S. dollars and therefore, the conversion of U.S. dollars into Japanese yen may produce a risk of loss of principal due to fluctuations in exchange rate.

                              Other Risks:

                              Other than the above, the Fund has various risks. Please make sure to refer to the relevant pages in the text.

Duration:                     Unless terminated under certain conditions, the
                              Fund shall continue without limitation of time.

Distribution Policy:          The Fund normally distributes any net investment
                              income monthly and any net realized capital gains annually.

Period for Subscription:      From:  May 8, 2004 (Saturday)
                              To:  May 6, 2005 (Friday)

                              Provided that the subscription is handled only on a Fund Business Day, on which the New York Stock Exchange is open for business, and a business day when securities companies are open for business in Japan.

Issue Price:                  The Net Asset Value per Share next calculated
                              on a Fund Business Day after the application for purchase is received by the Fund.

Minimum Amount or Number      Shares may be purchased in a minimum amount
of Shares for Subscription:   of 100 shares and in integral multiples of 10
                              shares.

Sales Charge:                 Sales Charge (in Japan) is 3.4125%
                              (3.25% before consumption tax) of the
                              Subscription Amount.

Repurchase in Japan:          Shareholders in Japan may at any time request
                              repurchase of their Shares on a Fund Business
                              Day that is also a business day of securities companies in Japan. Repurchase requests may be made in integral multiples of 1 share.
                              The repurchase price shall be paid on the fourth business day after and including the execution date of repurchase.

Management Fee, etc.:         Investors shall indirectly pay the Management
                              and Agent Securities Company Fees, the Custodian
                              Fee, the Charges of the Investor Servicing Agent and other related management fees. These fees shall be included upon calculation of the Net
                              Asset Value per Share.

(2) The ornamental design is used in cover page of the Japanese
Prospectus.

(3) The following must be set forth in the Prospectus.

Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of "PART I: INFORMATION CONCERNING SECURITITES", "I. Description of the Fund" in "PART II: INFORMATION CONCERNING THE FUND" and "II. Outline of Other Related Companies" in "PART III: SPECIAL INFORMATION" of the SRS and the Agreement of Foreign Securities Transactions Account, and the internal rules of the distributor (i.e.: subscription is accepted until 3:00 p.m. of the day; etc.) in respect of the subscription and payment.

With respect to "(1) Diversification of Investment Fund" and "(2) Results of Past Operations" of "I. Description of the Fund, 5. Status of Investment Portfolio" and the entire part of "II. Financial Conditions of the Fund" in "PART II: INFORMATION CONCERNING THE FUND" of the SRS, the Prospectus may present the relevant information shown in the graphs in addition to the text and tables of the said information acquired at any time after the SRS is filed. The Prospectus may also set forth the exchange rates relevant to the Fund.

(4) Summarized Preliminary Prospectus will be used.

Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below to the extent permitted by applicable law, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of Article 12 of the Ordinance of Cabinet Office Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines, other books and internet.

(b) The layout, quality of papers, printing color, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Photos and illustrations set forth in the attached may be used.

(c) For information of the Fund's achievements, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen.

Also, the average of the annual yield (including the dividends) calculated from the beginning of the relevant year, in respect of immediately preceding one year and from the establishment of the Fund may be shown. In addition, the following note concerning the method of calculation for such average rate of the annual yield may be added.

"Yield performance is calculated as the overall yield on investment according to the following calculation method assuming the immediate reinvestment of dividend before tax and may be different from the yield obtained if unitholders actually reinvest their dividends. Further, the overall yield on investment shows the performance during past certain period and does not guarantee the future investment results.

i) Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend day of the relevant distribution plus 1.

ii) Calculation of the yield on investment (including dividend) (the overall yield on investment):

                                NAV at           Cumulative increase ratio
Overall yield on                term end_         by distribution
investment (%) = 100_
                          ------------------------------------------------- - 1
                                    NAV at beginning of term

NAV at beginning of term means the net asset value per unit calculated at the beginning of the yield calculation period.

NAV at term end means the net asset value per unit calculated at the end of the yield calculation period

IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTSBY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in "V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES" of the Securities Report set forth below (The Securities Report, page 224).

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is the same as the description in "III. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY" of the Securities Report set forth below (Ditto, from page 196 to page 222).

II. OUTLINE OF OTHER RELATED COMPANIES

The description in this item is the same as the description in "IV. OUTLINE OF OTHER RELATED COMPANIES" of the Securities Report set forth below (Ditto, page 223).

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

The description in this item is the same as the description in "VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS" of the Securities Report set forth below (Ditto, from page 225 to page 230).

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

 a. Name of the Fund
 b. Number of shares represented
 c. Signatures of the Chairman and Transfer Agent
 d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

 a. Space for endorsement
 b. Description concerning delegation of transfer agency


(As filed copy)
Form 7-2
(Translation)

ANNUAL SECURITIES REPORT

(the Ninth Term)
From:  December 1, 2002
To:  November 30, 2003

PUTNAM HIGH YIELD ADVANTAGE FUND

SECURITIES REPORT

(the Ninth Term)
From:  December 1, 2002
To:  November 30, 2003

To:  Director-General of Kanto Local
Finance Bureau                          Filing Date :  May 7, 2004

Name of the Fund:                       PUTNAM HIGH YIELD ADVANTAGE FUND

Name of the Registrant:                 PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of              Charles E. Porter
Representative of Trust:                Executive Vice President; Treasurer
                                        & Principal Executive Officer

Address of Principal Office:            One Post Office Square
                                        Boston, Massachusetts 02109
                                        U. S. A.

Name and Title of Attorney-in-Fact:     Akihiro Wani
                                        Attorney-at-Law
                                        Signature [Akihiro Wani]
                                        ------------------------
                                                (Seal)

Address or Location of                  Akasaka 2.14 Plaza Building
Attorney-in-Fact:                       14-32, Akasaka 2-chome
                                        Minato-ku, Tokyo

Name of Liaison Contact:                Akihiro Wani
                                        Attorneys-at-Law

Place of Liaison Contact:               Mitsui, Yasuda, Wani & Maeda
                                        Akasaka 2.14 Plaza Building
                                        14-32, Akasaka 2-chome
                                        Minato-ku, Tokyo

Phone Number:                           03-3224-0020

Places where a copy of this Securities Report is available for Public
Inspection

Not applicable.

(Total number of sheets of this Securities Report in Japanese is 118 including the front page)


C O N T E N T S

I. DESCRIPTION OF THE FUND                                    1

1. NATURE OF THE FUND                                         1

2. INVESTMENT POLICY                                         12

3. INVESTMENT RISKS                                          18

4. HANDLING FEES, ETC. AND TAXES                             20

5. STATUS OF INVESTMENT PORTFOLIO OF THE FUND                28

6. MANAGEMENT AND ADMINISTRATION                             33

II. FINANCIAL CONDITIONS OF THE FUND                         47

1. FINANCIAL STATEMENTS                                      47

2. CONDITION OF THE FUND                                     50

III. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY            51

1. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY              51

2. SUMMARY OF BUSINESS LINES AND BUSINESS OPERATION          51

3. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY 51

4. RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES      51

5. MISCELLANEOUS                                             52

IV. OUTLINE OF THE OTHER RELATED COMPANIES                   53

1. NAME OF THE RELATED COMPANIES AND AMOUNT OF
CAPITAL AND BUSINESS THEREOF                                 53

2. OUTLINE OF BUSIENSS RELATIONSHIOPWITH THE FUND            54

3. CAPITAL RELATIONSHIP                                      54

V. SUMMARY OF INFORMATION CONCERNINGTHE EXERCISE OF
RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES      54

VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS OUTLINE OF
THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS             55

VII. REFERENCE INFORMATION                                   63

Note 1:  The exchange rate of U.S. Dollars ("dollar" or "$") into
Japanese Yen is [YEN]109.62 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on February 27, 2004 quoted by The Bank of Tokyo-Mitsubishi,
Ltd.  The same applies hereinafter.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

A. Name of the Fund:  Putnam High Yield Advantage Fund (the "Fund")

B. Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

C. Form of the Fund:

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). @The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem a shareholder's shares without the shareholder's permission and send the shareholder the proceeds. Shareholders will receive at least 30 days' written notice before the Fund redeems a shareholder's shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if a shareholder owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

D. Goal of the Fund:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

E. Main Investment Strategies - Lower-rated Bonds:

The Fund invests  mainly in bonds that:

--  are obligations of U.S. corporations

--  are below investment-grade in quality (junk bonds) and

--  have intermediate to long-term maturities (three years or longer).

Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in securities rated below investment grade.

F. Main Risks:

The main risks that could adversely affect the value of the Fund's shares and the total return on investors' investment include:

-- The risk that issuers of the Fund's investments will not make timely payments of interest and principal. Because the Fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

-- The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) History of the Fund:

January 13, 1986:                      Organization of the Fund as a
                                       Massachusetts business trust.
                                       Adoption of the Agreement and
                                       Declaration of Trust.

May 5, 1994:                           Adoption of the Amended and Restated
                                       Agreement and Declaration of Trust.

(3) Structure of the Fund:

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the Fund's investment management company, to render investment management services and Putnam Fiduciary Trust Company, to keep the assets of the Fund in custody and to act as the Investor Servicing Agent.

A. Names and related business of the affiliated companies of the Fund are as follows:

i) Putnam Investment Management, LLC ("Investment Management Company") renders investment management services to the Fund.

ii) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as custodian and investor servicing agent.

iii) Putnam Retail Management, Limited Partnership ("Principal
Underwriter") provides marketing services to the Fund.

iv) Mitsubishi Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding purchase or repurchase orders for the Shares in Japan and also acts as the agent company.

                      Related Companies of the Fund

                                  Fund

                    Putnam High Yield Advantage Fund

                                Trustees
                            (Agreement and
                          Declaration of Trust)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                     Agent

Putnam Retail Management,                       Putnam Fiduciary
Limited Partnership                             Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Agreement

              Agent Company                    Management Contract
              Agreement

Distributor in Japan                           Investment Management
Agent Company                                  Company

Mitsubishi Securities Co., Ltd.           Putnam Investment Management, LLC

(forwarding of sales in Japan             (acts as investment manager of
and rendering of service as               the Fund and investment adviser
agent company)                            concerning the Fund's assets)


B. Trustees:

The Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to certain termination of the Fund, to the extent provided therein (v) with respect to any amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Changes of Trustees and Officers:

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

Amendment to the Agreement and Declaration of Trust:

Generally, shareholder approval is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision.

C. Putnam Investment Management, LLC (Investment Management Company)

i) Law of Place of Incorporation

Putnam Investment Management, LLC is a limited liability company organized under the laws of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

ii) Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

iii) Purpose of the Company

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

iv) History of the Company

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk, Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $233 billion in assets in over 10 million shareholder accounts as of February 29, 2004. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Putnam Investment Management, LLC, Putnam Retail Management, Limited Partnership and Putnam Fiduciary Trust Company are subsidiaries of Putnam, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

v) Amount of Capital Stock (as of February 29, 2004)

   (1) Amount of Capital (issued capital stock at par value):
       Common Stock 1,000 shares at $1 par value: $116,704,973

   (2) Number of authorized shares of capital stock:
       Common Stock 1,000 shares

   (3) Number of outstanding shares of capital stock:
       Common Stock 1,000 shares

   (4) Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):

                                 Amount of Capital
Year                (Total Stockholders' Equity in Thousands)
------------        -----------------------------------------

End of 1999                       $198,676,287

End of 2000                       $209,635,521

End of 2001                       $170,497,323

End of 2002                       $138,739,094

End of 2003                       $144,486,036

vi) Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each Fund of Investment Management Company managed by one or more teams of portfolio managers. These teams, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's High Yield Securities Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield debt securities in the United States.

Investment Management Company's Core Fixed-Income High Yield Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the Fund's portfolio.

vii) Information concerning Major Shareholders

As of February 29, 2004, all the outstanding interests in Investment Management Company were owned by Putnam, LLC located at One Post Office Square, Boston, Massachusetts 02109.

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and other federal and state securities laws. The Fund also intends to continue to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

A. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C. Securities Act of 1933:

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

D. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

E. The Internal Revenue Code:

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

F. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(5) Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

B. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(1) Basic Policy for Investment:

Any investment carries with it some level of risk that generally reflects its potential for reward. Investment Management Company pursues the Fund's goal (high current income with capital growth as a secondary goal when consistent with achieving high current income) by investing mainly in lower-rated bonds. Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

Alternative strategies:

Under normal market conditions, Investment Management Company keeps the Fund's portfolio fully invested, with minimal cash holdings. However, at times Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies:

The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(2) Objectives of Investment:

Non-U.S. investments:

Investment Management Company may invest in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Illiquid investments.

Investment Management Company may invest up to 15% of the Fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. Investment Management Company may not be able to sell the Fund's illiquid investments when Investment Management Company considers it desirable to do so or Investment Management Company may be able to sell them only at less than their market value.

Other investments:

In addition to the main investment strategies described above, Investment Management Company may make other investments, such as investments in derivatives, including futures, options, swap contracts, asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Participations and assignments of fixed and floating rate loans made by financial institutions to government or corporate borrowers may be subject to risks associated with investments in debt securities as well as other risks. Participations and assignments involve the additional risk that financial institution insolvency could delay or prevent the flow of payments on the underlying loan. The Fund may also have limited rights to enforce the terms of the underlying loan, and the liquidity of the loan participations and assignments may be limited.

Hybrid Instruments:

Under the U.S. law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

(3) Structure of the Management:

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Fund is managed by Investment Management Company's Core Fixed-Income High Yield Team, which is responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the Fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader        Since    Experience
-------------------------------------------------------------------------------
Stephen C. Peacher      2002     1990 - Present   Putnam Management
-------------------------------------------------------------------------------
Portfolio members       Since    Experience
-------------------------------------------------------------------------------
Norman P. Boucher       2002     1998 - Present   Putnam Management
-------------------------------------------------------------------------------
Paul D. Scanlon         2002     1999 - Present   Putnam Management
                                 Prior to         Olympus Health Care
                                 Sept. 1999       Group, Inc.
-------------------------------------------------------------------------------
Rosemary H. Thomsen     1996     1986 - Present   Putnam Management
-------------------------------------------------------------------------------

In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield debt securities in the United States.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The Fund normally pays a distribution to Japanese investors who hold shares as of the 15th day of each month at the end of each month, provided, however, the distribution may be paid, if at all, at the beginning of the next month.

(5) Restrictions on Investment:

Except for the policies designated as fundamental below, the investment policies described in this document are not fundamental policies. The Trustees may change any non-fundamental policy without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

9. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c).

The Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following:

1. The Fund may not invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Quotation System (this restriction shall not be applicable to bonds determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable).

2. The Fund may not borrow money in excess of 10% of the value of its total assets.

3. The Fund may not make short sales of securities in excess of the Fund's net asset value.

4. The Fund may not, together with other mutual funds managed by Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following nonfundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to the non-fundamental restrictions above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

Any investment carries with it some level of risk that generally reflects its potential for reward. Investment Management Company pursues the Fund's goal (high current income with capital growth as a secondary goal when consistent with achieving high current income) by investing mainly in lower-rated bonds. Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk:

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk:

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investment Management Company invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company may invest up to 15% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company will not necessarily sell an investment if its rating is reduced after Investment Management Company buys it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make payment of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Investment Management Company considers credit ratings in making investment decisions, Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Investment Management Company's success in achieving the Fund's investment objective may depend more on Investment Management Company's own credit analysis when it buys lower quality bonds than when it buys higher quality bonds. Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Management structure for the risks:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk
Management Committee - to actively manage those risks.

4. HANDLING FEES, ETC. AND TAXES

(1) Sales Charge:

Sales charge in Japan is 3.4125% (3.25% before consumption tax) of the subscription amount, which is the net asset value per Share next calculated on the day on which the Fund has received the application. Please refer to "6. MANAGEMENT AND ADMINISTRATION, (1) Outline of Management of Assets, Etc., B. Procedures for Sales of Shares, Etc." hereof.

(2) Repurchase Charge:

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to "6.
MANAGEMENT AND ADMINISTRATION, (1) Outline of Management of assets, etc., C. Procedures for Repurchase of Shares, Etc." hereof.

(3) Management Fee, etc.:

A. Management and Agent Securities Company Fees:

Under a Management Contract dated March 20, 1997, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter. For the past three fiscal years, pursuant to the Management Contract, the Fund incurred the following fees:

Fiscal year                Management fee paid

2003                           $8,855,797
2002                           $8,861,105
2001                          $10,486,961

B. Custodian Fee:

The Custodian is entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian.

For the fiscal year ended on November 30, 2003, custodian fees as follows:

Custodian fee                 $266,026
Custodian fee credit           $(6,880)
--------------------------------------
Total Custodian Fee           $259,146

C. Charges of the Investor Servicing Agent:

The Fund pays to the Investor Servicing Agent such fee, out of the assets of the Fund, as mutually agreed upon in writing from time to time, in the amount, the time and manner of payment.

For the fiscal year ended on November 30, 2003, the Fund paid $1,295,948 in investor servicing agent fees, and received $16,784 in investor servicing agent credit.

D. Fee under Class M Distribution Plan:

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management, Limited Partnership at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

Payments under the plan are intended to compensate Putnam Retail
Management, Limited Partnership for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate Mitsubishi and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, Putnam Retail Management, Limited Partnership makes quarterly payments to Mitsubishi and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Mitsubishi and other dealers are designated as the dealer of record. Putnam Retail Management, Limited Partnership makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

Putnam Retail Management, Limited Partnership also pays to Mitsubishi and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Mitsubishi and other dealers equals 0.40% of such average net asset value. Putnam Retail Management, Limited Partnership makes quarterly payments to qualifying dealers.

For the fiscal year ended on November 30, 2003, the Fund paid fees under the Fund's distribution plans of $3,288,133, for the Class M shares.

(4) Other Expenses:

The Fund pays all of its expenses not assumed by Investment Management Company with respect to its management services. In addition to the investment management, distribution plan fees, shareholder servicing agent expenses and custodian expenses discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. The Fund also pays its brokerage commissions, interest charges and taxes.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2003.


                     Dollar range of Putnam    Aggregate dollar range of shares
                           High Yield                 held in all of
                         Advantage Fund              the Putnam funds
Name of Trustee           shares owned             overseen by Trustee
-------------------------------------------------------------------------------
Jameson A. Baxter       $10,001-$50,000               over $100,000
Charles B. Curtis          $1-$10,000                 over $100,000
John A. Hill               $1-$10,000                 over $100,000
Ronald J. Jackson          $1-$10,000                 over $100,000
Paul L. Joskow          $10,001-$50,000               over $100,000
Elizabeth T. Kennan        $1-$10,000                 over $100,000
John H. Mullin, III        $1-$10,000                 over $100,000
Robert E. Patterson      over $100,000                over $100,000
W. Thomas Stephens         $1-$10,000                 over $100,000
W. Nicholas Thorndike      $1-$10,000                 over $100,000
*George Putnam, III     $10,001-$50,000               over $100,000
*A.J.C. Smith              $1-$10,000                 over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the Fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III is the President of the Fund and each of the other Putnam funds. A.J.C. Smith is the Chairman of Putnam Investments and serves as a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during the Fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                                14
Board Policy and Nominating Committee                       9
Brokerage and Custody Committee                             4
Communication, Service and Marketing Committee              8
Contract Committee                                         12
Distributions Committee                                     7
Executive Committee                                         1
Investment Oversight Committees                            30

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2003 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2003:



                                     Pension or        Estimated            Total
                       Aggregate     retirement        annual benefits      compensation
                       compensation  benefits accrued  from all             from all
                       from the      as part of        Putnam funds         Putnam
Trustees/Year          fund(1)       fund expenses     upon retirement (2)  funds (3) (4)
-----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)               $2,327           $694             $100,000           $215,500

Charles B. Curtis/
2001                   $2,302           $601             $100,000           $210,250

John A. Hill/
1985 (5) (7)           $3,919           $807             $200,000           $413,625

Ronald J. Jackson/
1996 (5)               $2,336           $639             $100,000           $214,500

Paul L. Joskow/
1997 (5)               $2,302           $474             $100,000           $215,250

Elizabeth T. Kennan/
1992                   $2,285           $833             $100,000           $207,000

Lawrence J. Lasser/
1992 (8)                   $0           $381              $93,333                 $0

John H. Mullin, III/
1997 (5)               $2,310           $731             $100,000           $208,750

Robert E. Patterson/
1984                   $2,313           $455             $100,000           $206,500

George Putnam, III/
1984 (7)               $2,867           $372             $125,000           $260,500

A.J. C. Smith/
1986 (6)                   $0           $862              $93,333                 $0

W. Thomas Stephens/
1997 (5)               $2,279           $664             $100,000           $206,500

W. Nicholas Thorndike/
1992                   $2,324         $1,075             $100,000           $212,250


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2003, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter-$9,716; Mr. Hill-$27,896; Mr. Jackson-$14,317; Mr. Joskow-$10,571; Mr. Mullin-$11,107; and Mr.
Stephens-$4,360.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. The estimated annual retirement benefits shown in this table for Mr. Smith reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Laser reflects benefits earned under the funds' retirement plan prior to July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2001, 2002 and 2003, the Fund paid $3,718, $11,480 and $2 in brokerage commissions, respectively. The brokerage commissions for the Fund's 2003 fiscal year were lower than the brokerage commissions for the Fund's 2001 and 2002 fiscal years due to a decrease in trading volume. During fiscal 2003, the Fund did not pay any fee to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ended on November 30, 2003, the Fund paid $806,501 in other expenses, excluding management fees, investor servicing agent expenses, custodian expenses and payments under its distribution plan.

(5) Tax Treatment of Shareholders in Japan:

1. On or before December 31, 2003

The tax treatment of Shareholders in Japan is as follows:

A. The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

i) The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.

ii) The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

iii) Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S.
federal income tax may be deducted from the tax levied on a foreign entity in Japan.

iv) The Japanese withholding tax imposed on distributions as referred to in
I) and ii) above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

B. The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

C. Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

2. On or after January 1, 2004

The Fund intends to qualify as a "foreign bond investment trust to be publicly offered" under Japanese law and on that basis the tax treatment of Shareholders in Japan would be as follows:

A. The distributions to be made by the Fund will be treated as distributions made by a domestic bond investment trust making public offering of investment fund securities.

i) The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.

ii) The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

iii) Net investment returns such as interest, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be paid in Japan. When the recently signed U.S.-Japanese tax treaty enters into force (after the treaty is ratified) and becomes applicable, such distributions will be subject to withholding of U.S. federal income tax at the rate of 10%.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S.
federal income tax may be deducted from the tax levied on a foreign entity in Japan.

iv) The Japanese withholding tax imposed on distributions as referred to in
i) and ii) above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

B. The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

C. Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic bond investment trust making public offering of investment fund securities.

(Note) The above description may be changed due to tax reform, etc.

5. STATUS OF INVESTMENT PORTFOLIO OF THE FUND


(1) Diversification of Investment Portfolio:
                                                                (As of the end of February  27, 2004)
----------------------------------------------------------------------------------------------------
                                                              Total                   Investment
Types of Assets               Name of Country              U.S. Dollars                 Ratio (%)
----------------------------------------------------------------------------------------------------
Corporate Bonds               United States             $1,145,315,435                  87.566%
                              Canada                        23,835,873                    1.82%
                              France                        14,382,870                    1.10%
                              United Kingdom                12,900,059                    0.99%
                              Luxembourg                    12,568,313                    0.96%
                              Cayman Islands                 7,451,405                    0.57%
                              Ireland                        4,872,262                    0.37%
                              Norway                         2,197,125                    0.17%
                              Jersey                         1,967,300                    0.15%
                              Russia                         1,512,000                    0.12%
                              Sweden                         1,451,938                    0.11%
                              Netherlands                    1,426,578                    0.11%
                              Bermuda                          262,125                    0.02%
                              Greece                                 1                    0.00%
----------------------------------------------------------------------------------------------------
Sub-total                                                1,230,143,284                   94.05%
----------------------------------------------------------------------------------------------------
Foreign Government Bonds      Mexico                         3,287,045                    0.25%
                              Bulgaria                       2,931,600                    0.22%
                              Colombia                       2,610,150                    0.20%
                              Ecuador                        2,141,400                    0.16%
                              Russia                         1,310,303                    0.10%
                              Peru                             878,400                    0.07%
----------------------------------------------------------------------------------------------------
Sub-total                                                   13,158,898                    1.01%
----------------------------------------------------------------------------------------------------
Asset Backed                  United States                  6,586,415                    0.50%
                              Cayman Islands                 2,593,564                    0.20%
----------------------------------------------------------------------------------------------------
Sub-total                                                    9,179,979                    0.70%
----------------------------------------------------------------------------------------------------
Convertible Bonds             United States                  4,810,813                    0.37%
----------------------------------------------------------------------------------------------------
Sub-total                                                    4,810,813                    0.37%
----------------------------------------------------------------------------------------------------
Brady Bonds
                              Peru                           1,082,635                    0.08%
----------------------------------------------------------------------------------------------------
Sub-total                                                    1,082,635                    0.08%
----------------------------------------------------------------------------------------------------
Short-term                    United States                 29,492,244                    2.25%
----------------------------------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After deduction of
liabilities)                                                20,070,431                    1.53%
----------------------------------------------------------------------------------------------------
Total                                                   $1,307,938,284                  100.00%
(Net Asset Value)             JPY                      143,376,194,692
----------------------------------------------------------------------------------------------------


Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund.

The same applies hereinafter.

(2) Results of Past Operations:

A. Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of February, 2004 is as follows:



------------------------------------------------------------------------------------------------------------
                                   Total Net Asset Value                       Net Asset Value per Share
------------------------------------------------------------------------------------------------------------
                              Dollar                  Yen
                            (thousands)            (millions)             Dollar                        Yen
------------------------------------------------------------------------------------------------------------
1st Fiscal Year                20,077                2,201                  9.51                    1,042.49
(November 30, 1995)
------------------------------------------------------------------------------------------------------------
2nd Fiscal Year               464,506               50,919                  9.64                    1,056.74
(November 30, 1996)
------------------------------------------------------------------------------------------------------------
3rd Fiscal Year             2,071,302              227,056                  9.95                     1090.72
(November 30, 1997)
------------------------------------------------------------------------------------------------------------
4th Fiscal Year               949,346              104,067                  8.34                      914.23
(November 30, 1998)
------------------------------------------------------------------------------------------------------------
5th Fiscal Year               826,257               90,574                  7.71                      845.17
(November 30, 1999)
------------------------------------------------------------------------------------------------------------
6th Fiscal Year               534,387               58,580                  6.29                      689.51
(November 30, 2000)
------------------------------------------------------------------------------------------------------------
7th Fiscal Year               693,973               76,073                  5.85                      641.28
(November 30, 2001)
------------------------------------------------------------------------------------------------------------
8th Fiscal Year               534,636               58,607                  5.18                      567.83
(November 30, 2002)
------------------------------------------------------------------------------------------------------------
9th Fiscal Year               638,046               69,943                  5.89                      645.66
(November 30, 2003)
------------------------------------------------------------------------------------------------------------
2003 End of March             592,539               64,954                  5.32                      583.18
April                         635,247               69,636                  5.56                      609.49
May                           682,726               74,840                  5.60                      613.87
June                          728,800               79,891                  5.72                      627.03
July                          739,394               81,052                  5.65                      619.35
August                        741,293               81,261                  5.68                      622.64
September                     751,725               82,404                  5.77                      632.51
October                       750,481               82,268                  5.86                      642.37
November                      638,046               69,943                  5.89                      645.66
December                      625,407               68,557                  6.00                      657.72
2004 End of January           628,049               68,847                  6.07                      665.39
February                      608,619               66,717                  6.02                      659.91
------------------------------------------------------------------------------------------------------------


Note: Operations of Class M Shares were commenced on December 1, 1994.

B. Record of Distributions Paid (Class M Shares):

------------------------------------------------------------------------------
Period                                       Amount of Dividend paid per Share
------------------------------------------------------------------------------
1st Fiscal Year (12/1/94 - 11/30/95)                $0.98 ([YEN] 107.43)
2nd Fiscal Year (12/1/95 - 11/30/96)                $0.88 ([YEN]  96.47)
3rd Fiscal Year (12/1/96 - 11/30/97)                $0.89 ([YEN]  97.56)
4th Fiscal Year (12/1/97 - 11/30/98)                $0.92 ([YEN] 100.85)
5th Fiscal Year (12/1/98 - 11/30/99)                $0.85 ([YEN]  93.18)
6th Fiscal Year (12/1/99 - 11/30/00)                $0.81 ([YEN]  88.79)
7th Fiscal Year (12/1/00 - 11/30/01)                $0.73 ([YEN]  80.02)
8th Fiscal Year (12/1/01 - 11/30/02)                $0.60 ([YEN]  65.77)
9th Fiscal Year (12/1/02 - 11/30/03)                $0.49 ([YEN]  53.71)

Record of distribution paid from September 1998 to February 2004 and Net Asset Value per share as of each ex-dividend date are as follows:


---------------------------------------------------------------------------------------------------
                                  Dividend                                      NAV per share
---------------------------------------------------------------------------------------------------
Ex-Dividend Date        Dollar                   Yen                   Dollar                   Yen
---------------------------------------------------------------------------------------------------
15-Sep-1998             0.075                   8.22                     8.51                932.87
15-Oct-1998             0.075                   8.22                     7.94                870.38
16-Nov-1998             0.075                   8.22                     8.18                896.69
18-Dec-1998             0.075                   8.22                     8.17                895.60
15-Jan-1999             0.075                   8.22                     8.14                892.31
16-Feb-1999             0.072                   7.89                     8.20                898.88
15-Mar-1999             0.072                   7.89                     8.08                885.73
15-Apr-1999             0.072                   7.89                     8.31                910.94
17-May-1999             0.072                   7.89                     8.26                905.46
15-Jun-1999             0.072                   7.89                     8.09                886.83
15-Jul-1999             0.067                   7.34                     8.14                892.31
16-Aug-1999             0.067                   7.34                     7.88                863.81
15-Sep-1999             0.067                   7.34                     7.79                853.94
15-Oct-1999             0.067                   7.34                     7.64                837.50
15-Nov-1999             0.067                   7.34                     7.65                838.59
15-Dec-1999             0.067                   7.34                     7.76                850.65
18-Jan-2000             0.067                   7.34                     7.71                845.17
15-Feb-2000             0.067                   7.34                     7.71                845.17
15-Mar-2000             0.067                   7.34                     7.71                845.17
17-Apr-2000             0.067                   7.34                     7.45                816.67
15-May-2000             0.067                   7.34                     7.37                807.90
15-Jun-2000             0.067                   7.34                     7.27                796.94
17-Jul-2000             0.067                   7.34                     7.25                794.75
15-Aug-2000             0.067                   7.34                     7.10                778.30
15-Sep-2000             0.067                   7.34                     7.11                779.40
16-Oct-2000             0.068                   7.45                     6.79                744.32
15-Nov-2000             0.068                   7.45                     6.50                712.53
15-Dec-2000             0.068                   7.45                     6.30                690.61
16-Jan-2001             0.068                   7.45                     6.47                709.24
15-Feb-2001             0.068                   7.45                     6.58                721.30
15-Mar-2001             0.058                   6.36                     6.47                709.24
16-Apr-2001             0.058                   6.36                     6.22                681.84
15-May-2001             0.058                   6.36                     6.23                682.93
15-Jun-2001             0.058                   6.36                     6.16                675.26
16-Jul-2001             0.058                   6.36                     6.03                661.01
15-Aug-2001             0.058                   6.36                     6.10                668.68
17-Sep-2001             0.058                   6.36                     5.85                641.28
15-Oct-2001             0.058                   6.36                     5.69                623.74
15-Nov-2001             0.058                   6.36                     5.78                633.60
17-Dec-2001             0.054                   5.92                     5.78                633.60
15-Jan-2002             0.054                   5.92                     5.83                639.08
15-Feb-2002             0.054                   5.92                     5.69                623.74
15-Mar-2002             0.054                   5.92                     5.71                625.93
15-Apr-2002             0.048                   5.26                     5.72                627.03
15-May-2002             0.048                   5.26                     5.67                621.55
17-Jun-2002             0.048                   5.26                     5.49                601.81
15-Jul-2002             0.048                   5.26                     5.24                574.41
15-Aug-2002             0.048                   5.26                     5.03                551.39
16-Sep-2002             0.048                   5.26                     5.13                562.35
15-Oct-2002             0.048                   5.26                     4.89                536.04
15-Nov-2002             0.048                   5.26                     5.02                550.29
13-Dec-2002             0.042                   4.60                     5.13                562.35
15-Jan-2003             0.042                   4.60                     5.24                574.41
18-Feb-2003             0.042                   4.60                     5.16                565.64
17-Mar-2003             0.042                   4.60                     5.25                575.51
15-Apr-2003             0.042                   4.60                     5.39                590.85
15-May-2003             0.042                   4.60                     5.59                612.78
16-Jun-2003             0.042                   4.60                     5.70                624.83
17-Jul-2003             0.042                   4.60                     5.72                627.03
15-Aug-2003             0.042                   4.60                     5.52                605.10
17-Sep-2003             0.042                   4.60                     5.74                629.22
17-Oct-2003             0.036                   3.95                     5.83                639.08
17-Nov-2003             0.036                   3.95                     5.86                642.37
18-Dec-2003             0.036                   3.95                     5.97                654.43
15-Jan-2004             0.036                   3.95                     6.09                667.59
17-Feb-2004             0.036                   3.95                     6.03                661.01




C. Record of Return Rates (Class M Shares):

------------------------------------
FYE 1995
(12/1/94 - 11/30/95)          16.47%
------------------------------------
FYE 1996
(12/1/95 - 11/30/96)          11.15%
------------------------------------
FYE 1997
(12/1/96 - 11/30/97)          13.05%
------------------------------------
FYE 1998
(12/1/97 - 11/30/98)          -7.63%
------------------------------------
FYE 1999
(12/1/98 - 11/30/99)           2.66%
------------------------------------
FYE 2000
(12/1/99 - 11/30/00)          -8.92%
------------------------------------
FYE 2001
(12/1/00 - 11/30/01)           4.58%
------------------------------------
FYE 2002
(12/1/01 - 11/30/02)          -1.15%
------------------------------------
FYE 2003
(12/1/02 - 11/30/03)          24.32%
------------------------------------

Note: Calculation of the yield on investment (including dividend) (the overall yield on investment):

                              NAV at                 Cumulative increase ratio
Overall yield on              term end   _           _by distribution
investment (%)  = 100_        --------------------------------------------- - 1
                              NAV at beginning of term

NAV at beginning of term means the net asset value per unit calculated at the beginning of the yield calculation period.

NAV at term end means the net asset value per unit calculated at the end of the yield calculation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend day of the relevant distribution plus1.

(3) Record of Sales and Repurchases (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

-----------------------------------------------------------------------------
                      Number of Shares   Number of Shares     Number of
                           Sold             Repurchased   Outstanding Shares
-----------------------------------------------------------------------------
1st Fiscal Year         2,370,932            259,901          2,111,031
(12/1/94 - 11/30/95)           (0)                (0)                (0)
-----------------------------------------------------------------------------
2nd Fiscal Year        47,178,747          1,092,778         48,197,000
(12/1/95 - 11/30/96)  (42,967,350)          (252,350)       (42,715,000)
-----------------------------------------------------------------------------
3rd Fiscal Year       202,989,234         42,956,933        208,229,301
(12/1/96 - 11/30/97) (195,241,280)       (38,341,875)      (199,614,405)
-----------------------------------------------------------------------------
4th Fiscal Year        42,331,572        136,787,356        113,773,517
(12/1/97 - 11/30/98)  (38,771,320)      (132,486,947)      (105,898,778)
-------------------------------------------------------------------------------
5th Fiscal Year        31,517,038         38,117,136        107,173,419
(12/1/98 - 11/30/99)  (30,247,040)       (35,040,208)      (101,105,610)
-------------------------------------------------------------------------------
6th Fiscal Year        10,745,188         32,988,851         84,929,756
(12/1/99 - 11/30/00)   (9,615,370)       (30,225,615)       (80,495,365)
-------------------------------------------------------------------------------
7th Fiscal Year        53,559,316         19,854,528        118,634,544
(12/1/00 - 11/30/01)  (52,231,150)       (18,115,670)      (114,610,845)
-------------------------------------------------------------------------------
8th Fiscal Year        22,909,642         38,248,542        103,295,644
(12/1/01 - 11/30/02)  (22,323,760)      (136,975,746)       (99,958,859)
-------------------------------------------------------------------------------
9th Fiscal Year        56,510,174         51,535,585        108,270,233
(12/1/02 - 11/30/03)  (56,052,920)       (50,426,284)      (105,585,495)
-------------------------------------------------------------------------------

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

6. MANAGEMENT AND ADMINISTRATION

(1) Outline of Management of Assets, etc.:

A. Valuation of assets:

The Fund determines the net asset value per share once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued
at the mean between the last reported bid and asked prices.   Short-term
investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

B. Procedures for Sales of Shares Etc.:

i) Sales in the United States

Investors can open a Fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investor's financial advisor or Putnam Investor Services generally must receive investor's completed buy order before the close of regular trading on the New York Stock Exchange for investor's shares to be bought at that day's offering price.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the Fund accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening the investor's account, the Fund reserves the right to close such account.

Investors can buy shares:

* Through a financial advisor. Investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investor for his or her services.

* Through systematic investing. Investors can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from investor's bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

*  Subsequent investments via the Internet.  If you have an existing
   Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, investor can buy additional shares online at www.putnaminvestments.com. For more information, contact investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount investors wish to invest, payable to the Fund. Return the check and completed form to Putnam Investor Services.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

*  Initial sales charge of up to 3.25%

*  Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

Initial sales charges for Class M shares

                                       Class M sales charge
                                       as a percentage of:
                               ------------------------------------
Amount of purchase            Net amount                    Offering
at offering price($)          invested (%)                  price*(%)
------------------------------------------------------------------------
Under 50,000                     3.36                          3.25
50,000 but under 100,000         2.30                          2.25
100,000 but under 250,000        1.52                          1.50
250,000 but under 500,000        1.01                          1.00
500,000 but under 1,000,000      NONE                          NONE
1,000,000 and above              NONE                          NONE
------------------------------------------------------------------------

* Offering price includes sales charge.

A deferred sales charge of 0.40% may apply to Class M share purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plan

The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 1.00%. The Trustees currently limit payments to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment. An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Retail Management, Limited Partnership received $5,842, $4,067 and $3,196 in sales charges for Class M shares for fiscal years 2001, 2002 and 2003, respectively, of which it retained $516, $403 and $297, respectively.

ii) Sales in Japan

The Fund closed to new record shareholders on December 5, 1997.
(Investors in Japan who purchase shares from Mitsubishi that are held of record under the name of Mitsubishi are not considered new record shareholders.) Accordingly, the number of Class M shares available for purchase in Japan is limited.

In Japan, shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "Section 8. Period for Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors Agreement of Foreign Securities Transactions Account and other prescribed agreements and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement.
The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.4125% (3.25% before consumption tax) of the amount of subscription, shall be paid to and retained by the Mitsubishi on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue to sell Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

C. Procedures for Repurchase of Shares, Etc.:

i) Repurchase of Shares in the United States

Investors can sell investors' shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

As of April 19, 2004, the Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if investors sell their shares after holding them for 5 days or less. A redemption fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold within 6 to 90 days of purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with sort-term trading. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrator, trustees or sponsors of retirement plans may also impose redemption fees. For any shares purchased before April 19, 2004, a 1.00% redemption fee will apply to any shares sold or exchanged within 90 days.

Selling Shares through investors' financial advisor:

Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling Shares directly to the Fund:

Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

--   By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

--   By telephone

Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors' shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investors Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the Fund pay investors?

The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption by the Fund

If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without investors' permission and send investors the proceeds. The Fund may also redeem shares if investors own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

ii) Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales and Handling Company on a Fund Business Day that is also a business day of securities companies in Japan. Repurchase requests may be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

iii) Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

D. Custody of Shares:

In non-U.S. markets where the shares are offered, the share certificates shall be held by the shareholders at their own risk.

The custody of the share certificates (if issued) sold to Japanese shareholders shall be held, in the name of the custodian, by the custodian of Mitsubishi.

The foregoing does not apply to the cases in which Japanese shareholders keep the Shares in custody at their own risk.

E. Duration:

Unless terminated, the Fund shall continue without limitation of time.

F. Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year and the accounts will be closed each year on November 30th.

G. Miscellaneous:

i) Liquidation

The Fund may be terminated at any time by vote of shareholders holding at least 2/3 of the shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

ii) Authorized Shares

There is no prescribed authorized number of shares, and shares may be issued from time to time.

iii) Agreement and Declaration of Trust

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and the notice thereof shall be sent to the Japanese Shareholders.

iv) Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

v) How Performance is Shown

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price (in the case of class A (not offered in Japan) and class M shares) and reflects the deduction of any applicable contingent deferred sales charge (in the case of class B shares (not offered in Japan)). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended November 30, 2003, the average annual total return for Class M shares of the Fund was 20.37%, 3.06% and 4.23%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% (3.4125% (3.25 before consumption tax) in Japan) for Class M shares. Returns shown for Class M shares for periods prior to December 1, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the appropriate sales charge and the higher operating expenses applicable to Class M shares. The 30-day yield for the Class M shares of the Fund at public offering price (POP), for the period ended November 30, 2003 was 6.30%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

vi) Litigation and Other Significant Events

Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees
is continuing.   The fund may experience increased redemptions as a
result of these matters, which could result in increased transaction costs and operating expenses.

(2) Outline of Disclosure System:

A. Disclosure in U.S.A.:

i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

B. Disclosure in Japan:

i) Disclosure to the Supervisory Authority:

a. Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

The Distributors, or the Sales Handling Companies in Japan, of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

b. Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including contents of such changes. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Commissioner of the Financial Services Agency of Japan.

ii) Disclosure to Japanese Shareholders:

When the Investment Management Company makes change to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 day prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice summarizing such changes must be given to Japanese Shareholders known to the Distributor or the Sales Handling Companies; provided, however, that if such written notice is delivered to each of all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

(3) Information concerning The Rights of Shareholders, Etc.

A. Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

iii) Rights to receive dividends

Distributions from any net investment income are currently declared and paid monthly and any net realized capital gains are currently declared and paid annually.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.

--  Reinvest all distributions in additional shares;

-- Receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

--  Receive all distributions in cash.

iv) Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

v) Right to inspect organizational documents, accounting books and the like

Shareholders may inspect the Agreement and Declaration of Trust as on file at the offices of the Secretary of State of the Commonwealth of Massachusetts.

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Investment Management Company; Registrant's principal underwriter, Putnam Retail Management, Limited Partnership; Registrant's custodian, Putnam Fiduciary Trust Company; and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of Putnam Fiduciary Trust Company. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements there not misleading or not to cause any misunderstanding, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

B. Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

C. Agent in Japan:

Mitsui, Yasuda, Wani & Maeda
Akasaka 2.14 Plaza Building
14-32, Akasaka 2-chome
Minato-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

a. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

b. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who are responsible as well as for the continuous disclosure is the following person:

Akihiro Wani
Attorneys-at-law
Mitsui, Yasuda, Wani & Maeda
Akasaka 2.14 Plaza Building
14-32, Akasaka 2-chome
Minato-ku, Tokyo

D. Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to C. b. above, the Fund has agreed that the following court has jurisdiction over such litigation:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

II. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

(1) Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information for the years ended November 30, 2003, 2002, 2001, 2000, and 1999 has been derived from the Fund's financial statements, which have been audited by KPMG LLP. Its report and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available upon request.


FINANCIAL HIGHLIGHTS


CLASS M
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------------


Per-share
operating performance                                     Year ended November 30
-----------------------------------------------------------------------------------------------------------
                                 2003            2002             2001            2000           1999
-----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $5.18           $5.85            $6.29           $7.71          $8.34
-----------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------
Net investment income (a)         .47             .55              .67             .79            .79
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments        .73            (.62)            (.38)          (1.40)          (.57)
-----------------------------------------------------------------------------------------------------------
Total from investment
operations                       1.20            (.07)             .29            (.61)           .22
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
From net investment
income                           (.49)           (.57)            (.70)           (.81)          (.82)
-----------------------------------------------------------------------------------------------------------
From return of capital             --            (.03)            (.03)             --           (.03)
-----------------------------------------------------------------------------------------------------------
Total distributions              (.49)           (.60)            (.73)           (.81)          (.85)
-----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $5.89           $5.18            $5.85           $6.29          $7.71
-----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%) (b)         24.32           (1.15)            4.59           (8.92)          2.66
-----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $638,046        $534,636         $693,973        $534,387       $826,257
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)       1.28            1.28             1.25            1.20           1.20
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)           8.34           10.10            10.75           10.71           9.72
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          78.78           60.35            81.23           68.37          49.29
-----------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.




[The following financial documents are omitted here.]

[In Japanese version, the following financial documents and Japanese translations thereof are incorporated here.]

Statement of assets and liabilities, November 30, 2003
Statement of operations, Year ended November 30, 2003
Statement of changes in net assets, Year ended November 30, 2003 Financial highlights (For a share outstanding throughout the period) Notes to financial statements, November 30, 2003
The Fund's Portfolio, November 30, 2003
Statement of assets and liabilities, November 30, 2002
Statement of operations, Year ended November 30, 2002
Statement of changes in net assets, Year ended November 30, 2002 Financial highlights (For a share outstanding throughout the period) Notes to financial statements, November 30, 2002
The Fund's Portfolio, November 30, 2002


2. CONDITION OF THE FUND

(a) Statement of Net Assets

2 CONDITION OF THE FUND

(a) Statement of Net Assets

                                       (As of the end of February 27, 2004)
---------------------------------------------------------------------------
                                                $                 YEN
---------------------------------------------------------------------------
                                                             (in thousands)
a. Total Assets                           1,393,696,103        152,776,967
---------------------------------------------------------------------------
b. Total Liabilities                         85,757,819          9,400,772
---------------------------------------------------------------------------
c. Total Net Assets
(a-b)                                     1,307,938,284        143,376,195
---------------------------------------------------------------------------
d. Total Number of Shares       Class A      82,975,194 Shares
   Outstanding                  Class B      29,745,486 Shares
                                Class M     101,044,254 Shares
                                Class Y       3,962,648 Shares
---------------------------------------------------------------------------
e. Net Asset Value              Class A            6.01             658.82 shares * yen
   per Share                    Class B            5.94             651.14
                                Class M            6.02             659.91
                                Class Y            6.11             669.78
---------------------------------------------------------------------------



III.  OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

Please refer to the statement in "I. Description of the Fund, 1. Nature of the Fund, (3) Structure of the Fund, C. Putnam Investment Management, LLC (Investment Management Company)" above.

2. SUMMARY OF BUSINESS LINES AND BUSINESS OPERATION

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of February 29, 2004, Investment Management Company managed, advised, and/or administered the following 101 funds and fund portfolios (having an aggregate net asset value of over $156.30 billion):


------------------------------------------------------------------------------------------------
                                                 Number of
Name of Country   Principal Characteristics      the Funds      Total Net Asset Value ($million)
------------------------------------------------------------------------------------------------
    U.S.A.        Open-end equity fund                  41                         US $73,300.91
                                                                           (8,035.2 billion yen)
------------------------------------------------------------------------------------------------
                  Open-end balanced fund                16                         US $41,914.88
                                                                           (4,594.7 billion yen)
------------------------------------------------------------------------------------------------
                  Open-end bond fund                    30                         US $36,496.82
                                                                           (4,000.8 billion yen)
------------------------------------------------------------------------------------------------
                  Closed-end bond fund                  14                          US $4,591.53
                                                                             (503.3 billion yen)
------------------------------------------------------------------------------------------------
                  Total                                101                        US $156,304.14
                                                                          (17,134.1 billion yen)
------------------------------------------------------------------------------------------------



3. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

4. RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's Securities Registration Statement and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5. MISCELLANEOUS

(1) Election and Removal of Directors:

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(2) Election and Removal of Directors:

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers:

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters:

i) Articles of Organization of Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

ii) Under the General Corporation Law of The Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

iii) Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.:

Regulatory matters and litigation.   On April 8, 2004, Putnam Management
entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees
is continuing.   The fund may experience increased redemptions as a
result of these matters, which could result in increased transaction costs and operating expenses.

IV. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAME OF THE RELATED COMPANIES AND AMOUNT OF CAPITAL AND BUSINESS
   THEREOF

(1) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian):

i) Amount of Capital:

U.S.$45,255,489 (approximately 5.0 billion Yen) as of the end of February, 2004.

ii) Description of Business:

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(2) Putnam Retail Management Limited Partnership (the Principal
Underwriter):

i) Amount of Capital:

U.S.$88,853,120 (approximately 9.7 billion Yen) as of the end of February, 2004

ii) Description of Business:

Putnam Retail Management Limited Partnership is a Massachusetts limited partnership and is a wholly-owned subsidiary of Putnam, LLC. Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Mitsubishi Securities Co., Ltd. (Distributor in Japan and Agent
Company):

i) Amount of Capital:

[YEN] 65,518 million as of the end of February, 2004

ii) Description of Business:

Mitsubishi Securities Co., Ltd. is a securities company registered with the Commissioner of the Financial Services Agency under the Securities Exchange Law of Japan. It engages in providing offering, underwriting, sale and purchase and arranging services of securities and other related services in respect of securities.

2. OUTLINE OF BUSIENSS RELATIONSHIOP WITH THE FUND

(1) Putnam Fiduciary Trust Company:

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(2) Putnam Retail Management Limited Partnership:

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

(3) Mitsubishi Securities Co., Ltd.:

Mitsubishi Securities Co., Ltd. acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3. CAPITAL RELATIONSHIP

Putnam Investment Management, LLC, Putnam Retail Management, Limited Partnership and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares:

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U.S.A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book:

No provision is made.

3. Shareholders' Meeting:

There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

4. Miscellaneous:

No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.

VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

1. Massachusetts Business Trusts:

A. General Information:

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain
"voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability:

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

2. United States Investment Company Laws and Enforcement:

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

(1) Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

(2) Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

(3) Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

(4) The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

(5) Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

(1) The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

(2) State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the Fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

(1) Updating its prospectus if it becomes materially inaccurate or misleading;

(2) Annual update of its registration statement;

(3) Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

(4) Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

(5) Maintenance of a code of ethics; and

(6) Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

3. Management of a Fund:

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the Fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

4. Share Information:

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

5. Shareholder Information, Rights and Procedures for the Exercise of
Such Rights:

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

A shareholder would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

6. Tax Matters:

A. Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 27 of the Annual Report.

B. U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

C. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends
(including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Non-tax-exempt shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, in excess of net long-term capital gains and net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long the shareholder has held shares in the Fund. Dividends and distributions on a fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willful neglect. An individual's taxpayer identification number is his or her social security number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

7. Important Participants in Offering of Mutual Fund Shares:

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

VII. REFERENCE INFORMATION

The following documents concerning the Fund have been filed with the Director-General of Kanto Local Finance Bureau:

May 7, 2003        Securities Registration Statement/
                   Securities Report (the 8th term)

August 29, 2003    Semi-annual Report (during the 9th term)/
                   Amendment to Securities Registration Statement

December 19, 2003  Amendment to Securities Registration Statement

January 23, 2004   Amendment to Securities Registration Statement